                                                                    EXHIBIT 10.6

                          VAN MATRE AND HARRISON, P.C.
                           A PROFESSIONAL CORPORATION
                         ATTORNEYS AND COUNSELORS AT LAW
                          1103 EAST BROADWAY, SUITE 101
                              POST OFFICE BOX 1017
                            COLUMBIA, MISSOURI 65201

                                November 1, 2004

Via Facsimile
Barry Glazer
Robbins, Salomon & Patt, Ltd.
25 East Washington Street
Chicago, IL  60602

      Re: Sale of Gold Coast Storage to Warburg-StorageMart Partners, L.P./Property Located at 1015 N. Halsted, Chicago, IL

Dear Barry:

      This will confirm the agreement we made in our telephone conversation of this date concerning the extension of the Investigation Period under the Real Estate Purchase Agreement between our clients dated September 14, 2004.

      The agreement we made was to extend the Investigation Period until 5:00 pm on Tuesday November 2, 2004, and to extend the deadline for the additional earnest money to 5:00 pm on November 3, 2004.

      Please sign below to evidence your agreement and fax me back a fully signed copy of this letter.

      Thank you for your attention to this.

                                       VAN MATRE AND HARRISON, P.C.

                                       By: /s/ Thomas M. Harrison
                                           -----------------------------------
                                           Thomas M. Harrison

VAN MATRE AND HARRISON, P.C.
Barry Glazer
November 1, 2004
Page 2

The foregoing has agreed to this the 1st day of November, 2004

TMH/cpc                                By: /s/ Barry Glazer, Attorney for Seller
                                           -------------------------------------
                                           BARRY GLAZER